UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 29, 2021
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2021, the Company held its 2021 Annual Meeting of Shareholders. The following actions were taken:

1. The shareholders elected the following directors to the Board, each for a one-year term expiring at the 2022 Annual Meeting of Shareholders, pursuant to the vote set forth below.

Director	Votes For	Votes Against	Votes Abstaining
Peter J. Bensen	141,041,760	494,571	1,409,204
Ronald E. Blaylock	137,884,647	3,653,996	1,406,892
Sona Chawla	141,267,400	273,666	1,404,469
Thomas J. Folliard	139,551,814	1,991,262	1,402,459
Shira Goodman	139,435,852	2,108,198	1,401,485
Robert J. Hombach	141,029,232	507,790	1,408,513
David W. McCreight	141,196,266	340,613	1,408,656
William D. Nash	140,991,958	548,651	1,404,926
Mark F. O’Neil	141,216,830	322,916	1,405,789
Pietro Satriano	140,403,182	1,133,438	1,408,915
Marcella Shinder	140,729,076	813,470	1,402,989
Mitchell D. Steenrod	140,851,687	686,824	1,407,024

There were 7,390,731 broker non-votes for each director.

2. The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022 pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
146,159,547	3,448,871	727,848

3. The shareholders approved the non-binding advisory resolution related to the compensation of our named executive officers pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
135,883,521	5,194,188	1,867,826

There were 7,390,731 broker non-votes related to this vote.

Item 8.01.    Other Events.

The Company announced at its June 29, 2021 Annual Meeting of Shareholders that the shareholder proposal regarding political contributions included in the Company’s 2021 Proxy Statement was withdrawn by the proponent. Based upon engagement with various stakeholders, the Company has decided to provide enhanced transparency regarding its corporate contributions for candidates for public office, as well as its membership in certain trade associations. The Company expects to publish this information in its fiscal year 2022 Responsibility Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: July 2, 2021	By: /s/ Enrique N. Mayor-Mora
Enrique N. Mayor-Mora
Senior Vice President and
Chief Financial Officer